UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         JULY 28, 2006 (APRIL 24, 2006)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                                PITNEY BOWES INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                    1-3579                   06-0495050

(State or other jurisdiction of     (Commission File          (I.R.S. Employer
 incorporation or organization)         Number)              Identification No.)


                               WORLD HEADQUARTERS
                                 1 ELMCROFT ROAD
                        STAMFORD, CONNECTICUT 06926-0700
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 356-5000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATION AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02 Disclosure of "Results of Operations and Financial Condition."

On April 24, 2006, the registrant issued a press release setting forth its financial results, including consolidated statements of income, supplemental information, and a reconciliation of reported results to adjusted results for the three months ended March 31, 2006 and 2005, and consolidated balance sheets at March 31, 2006, December 31, 2005, and March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        99.1    Press release of Pitney Bowes Inc. dated April 24, 2006

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.


(c)     EXHIBITS.

Exhibit No.          Description
-----------          -----------

99.1                 Press Release of Pitney Bowes Inc. dated April 24, 2006

                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PITNEY BOWES



July 28, 2006                           By: /s/ B. P. Nolop
                                           --------------------------------
                                        B. P. Nolop
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)

                                        By: /s/ S.J. Green
                                           --------------------------------
                                        S.J. Green
                                        Vice President, Finance
                                        (Principal Accounting Officer)